UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) August 2, 2005
                                                         -----------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

                1-12386                                   13-3717318
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       (Commission File Number)                (IRS Employer Identification No.)

           One Penn Plaza, Suite 4015
               New York, New York                                   10119-4015
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    (Address of Principal Executive Offices)                        (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Conditions.

On August 2, 2005, Lexington Corporate Properties Trust (the "Trust") issued a press release announcing its financial results for the quarter ended June 30, 2005 (the "Press Release"). A copy of the Press Release is furnished herewith as
Exhibit 99.1.

The information furnished pursuant to this "Item 2.02 Results of Operations and Financial Condition," including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Securities Act of 1933, as amended (the "Act"), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01.     Regulation FD Disclosure.

On August 2, 2005, the Trust made available supplemental information (the "Supplemental Reporting Package") concerning its operations and portfolio as of June 30, 2005. A copy of this supplemental information is furnished herewith as
Exhibit 99.2.

The information furnished pursuant to this "Item 7.01 Regulation FD Disclosure," including Exhibit 99.2, shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.     Financial Statements and Exhibits.

              (a) Not applicable

              (b) Not applicable

              (c) Exhibits

                  99.1       Press Release issued August 2, 2005.
                  99.2 Supplemental Reporting Package for the quarter ended June 30, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust


Date:  August 2, 2005                       By:/s/ Patrick Carroll
                                               ---------------------------------
                                               Patrick Carroll
                                               Chief Financial Officer

                                  Exhibit Index
                                  -------------

                  99.1       Press Release issued August 2, 2005.
                  99.2 Supplemental Reporting Package for the quarter ended June 30, 2005.